Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
REQUIRED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the quarterly report of Russ Berrie and Company, Inc. (the “Company”) on Form 10-Q for the quarter ended March 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Bruce G. Crain, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 11, 2009	/s/ Bruce G. Crain
Bruce G. Crain
President and Chief Executive Officer
A signed original of this written statement required by Section 906 has been provided to Russ Berrie and Company, Inc. and will be retained by Russ Berrie and Company, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.